UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported): October 30, 2006

                     CHL Mortgage Pass-Through Trust 2006-18
                     ---------------------------------------
                       (Exact name of the issuing entity)
           Commission File Number of the issuing entity: 333-131662-18

                                   CWMBS, Inc.
                                   -----------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-131662

                          Countrywide Home Loans, Inc.
                          ----------------------------
             (Exact name of the sponsor as specified in its charter)

               Delaware                                95-4449516
               --------                                ----------
     (State or Other Jurisdiction                   (I.R.S. Employer
  of Incorporation of the depositor)      Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                             91302
---------------------                                           ----------
(Address of Principal                                           (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8       Other Events

Item 8.01.     Other Events.

            On October 30, 2006, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of October 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada"), Park Monaco, Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the CHL Mortgage Pass-Through Trust 2006-18, Mortgage Pass-Through Certificates, Series 2006-18. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

            On October 30, 2006, Credit Suisse International, as corridor contract counterparty (the "Counterparty") and The Bank of New York, as supplemental interest trustee (the "Supplemental interest Trustee"), entered into a 1992-ISDA Master Agreement (Multicurrency-Cross Border) and a Schedule thereto (collectively, the "ISDA Master Agreement"). The ISDA Master Agreement is annexed hereto as Exhibit 99.2.

            On October 30, 2006, Credit Suisse Management LLC entered into a Novation Confirmation (the "Novation Confirmation"), dated October 30, 2006, among Credit Suisse Management LLC, the Counterparty and the Supplemental Interest Trustee, pursuant to which Credit Suisse Management LLC assigned all of its rights and delegated all of its duties and obligations under a certain old confirmation between Credit Suisse Management LLC and the Counterparty to the Supplemental Interest Trustee. The Novation Confirmation is annexed hereto as
Exhibit 99.3.

            On October 30, 2006, the Supplemental Interest Trustee and the Counterparty entered into a new confirmation (the "New Confirmation"), dated October 30, 2006, between the Supplemental Interest Trustee and the Counterparty, which New Confirmation amended, restated and superseded that certain old confirmation between Credit Suisse Management LLC and the Counterparty. The New Confirmation is annexed hereto as Exhibit 99.4.

            On October 25, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of October 25, 2006, by and among the Company, as depositor, CHL, CWALT, Inc. ("CWALT"), CWABS, Inc. ("CWABS"), CWHEQ, Inc. ("CWHEQ") and the Counterparty. The Item 1115 Agreement is annexed hereto as Exhibit 99.5.

Section 9 - Financial Statements and Exhibits


Item 9.01. Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            Not applicable.


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

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

            99.1. Pooling and Servicing Agreement, dated as of October 1, 2006, by and among the Company, the Sellers, the Master Servicer and the Trustee.

            99.2 The ISDA Master Agreement, dated October 30, 2006, by and between the Counterparty and the Supplemental Interest Trustee.

            99.3 The Novation Confirmation, dated October 30, 2006, among Credit Suisse Management LLC, the Counterparty and the Supplemental Interest Trustee.

            99.4 The New Confirmation, dated October 30, 2006, between the Supplemental Interest Trustee and the Counterparty.

            99.5 The Item 1115 Agreement, dated as of October 25, 2006, by and among the Company, CHL, CWALT, CWABS, CWHEQ and the Counterparty.


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

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         CWMBS, INC.



                                                         By: /s/ Darren Bigby
                                                             ----------------
                                                         Darren Bigby
                                                         Vice President



Dated:  November 8, 2006


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

                                  Exhibit Index
                                  -------------



Exhibit
-------

99.1. Pooling and Servicing Agreement, dated as of October 1, 2006, by and among the Company, the Sellers, the Master Servicer and the Trustee.

99.2 The ISDA Master Agreement, dated October 30, 2006, by and between the Counterparty and the Supplemental Interest Trustee.

99.3 The Novation Confirmation, dated October 30, 2006, among Credit Suisse Management LLC, the Counterparty and the Supplemental Interest Trustee.

99.4 The New Confirmation, dated October 30, 2006, between the Supplemental Interest Trustee and the Counterparty.

99.5 The Item 1115 Agreement, dated as of October 25, 2006, by and among the Company, CHL, CWALT, CWABS, CWHEQ and the Counterparty.


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